UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 7, 2020

IONIX TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000- 54485	45-0713638
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

No. 279 Zhongnan Road, Zhongshan District
Dalian City, Liaoning Province, China 116000

(Address of principal executive offices, including zip code)

+(86) 138 8954 0873

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:          None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of the principal U.S. market
Common Stock, par value $0.0001 per share	IINX	OTCQB marketplace of OTC Markets, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 7, 2020, Yubao Liu resigned as Chief Executive Officer, President, Secretary, Treasurer and a member of the Board of Directors (the “Board”) of Ionix Technology, Inc. (“we,” “us,” “our,” or the “Company), Mr. Liu’s resignation was not the result of any disagreements with us on any matter relating to our operations, policies, or practices. Effective upon resignation of Mr. Liu, on January 7, 2020, our Board appointed Mr. Cheng Li as Chief Executive Officer, Mr. Shuyu Li as President and Treasurer, and Mr. Long Xie as Secretary of the Company.

Cheng Li, age 64, is a director and Chairman of the Board. Mr. Cheng Li has participated in the operation and management of the Company since 2015. From April 2013 to March 2015, Mr. Li served as the general Manager and financial controller of Dalian Huanyu Venture Capital Co., Ltd, where he engaged in project approvals, financing, and investments and accumulated substantial experience in the field of high-tech and financing operations. From 1996 to 2012, Mr. Li served in the Ministry of Industry and Information Technology of Jiamusi city, Heilongjiang Province and the Association for Science and Technology of Jiamusi. He received his undergraduate degree in 1980 from Liaoning Normal University.

Mr. Shuyu Li, born in 1989, graduated in 2012 from Auckland University of Technology with a Bachelor degree in Business, double majored in Accounting and Finance. From August 2013 to October 2017, he worked as Accountant Assistant and Office Manager at Snug Insulation Limited in Auckland, New Zealand, where he was mainly responsible for business operation, budgeting, inventory control and bookkeeping. Mr. Li joined the Company since 2018, and serves as the director of Overseas Business department of the Company.

Mr. Long Xie, born in 1976, graduated from Liaoning University of Technology, majoring in industrial and civil architecture. He successively worked in Dalian TV station as an editor, Wantangshiye Development Co., Ltd. as project manager. Mr. Xie joined the Company since March 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ionix Technology, Inc.

Date: January 8, 2020	By	/s/ Cheng Li
Cheng Li
Duly Authorized Officer, Chief Executive Officer